UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

c/o CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2016

Date of reporting period: October 31, 2016

Item 1.	Reports to Stockholders.

The Advisors' Inner Circle Fund

ACADIAN

Acadian Emerging Markets Portfolio

Annual Report

October 31, 2016

Investment Adviser:
Acadian Asset Management LLC

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2016

The Portfolio files its complete schedules of investments of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period-end. The Portfolio’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-AAM-6161; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2016 (Unaudited)

Dear Shareholder:

We are pleased to present the annual report for the Acadian Emerging Markets Portfolio (the “Portfolio”). This commentary covers the twelve months from November 1, 2015 to October 31, 2016, focusing on the Portfolio’s performance and some of the conditions and decisions that impacted returns.

Portfolio Performance Review

For the twelve months ended October 31, 2016, the Acadian Emerging Markets Portfolio posted a return of 9.43%, versus 9.67% for the MSCI Emerging Markets Index, a widely followed emerging markets benchmark.

Market Review

Emerging markets as a whole struggled at the end of 2015 as a number of factors weighed on sentiment, including heavy pressure on oil and commodity prices as well as ongoing worries about economic health around the world. The asset class appeared to turn a corner as the New Year commenced, with a rally beginning in late January following the Federal Reserve’s announcement of fewer expected rate hikes in 2016. However, pronounced turmoil in China’s A-share market — driven by weak economic data, accelerating capital outflows, and further currency depreciation — triggered a selloff in that market leading officials there to calm investors with cash injections and foreign exchange market intervention. In the second quarter, months of political tumult in Brazil gave way to the impeachment trial of President Dilma Rousseff and acting President Michel Temer prepared to confront the country’s economic downturn by enacting reforms. This upbeat sentiment continued to drive robust gains in the third quarter, as economic indicators in China pointed to more stable — though not necessarily markedly improving — growth in the economy. The asset class ended the period on a flat note, as stronger prospects for Brazil’s raw materials exports was met with renewed worries about asset bubbles and credit growth in China’s economy.

For the period as a whole, emerging markets collectively rose 9.67%. Brazil, Hungary, and Indonesia were among the stronger performers in the asset class. Meanwhile, weaker performers included Greece, Poland, and Qatar.

Portfolio Structure

The Portfolio was invested in a broad range of emerging companies and markets over the period. The investment process considered both bottom-up company attractiveness and top-down country ratings, combined with benchmark-relative risk controls, to determine individual stock positions. The Portfolio was attractively valued relative to the MSCI Emerging Markets Index on important measures such as share price relative to earnings and book value. Significant country overweight positions included Korea, India, Turkey, and Brazil. The Portfolio was generally underweighted relative to the benchmark in China, Russia, Taiwan, and Mexico.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2016 (Unaudited)

Portfolio Performance

The Portfolio underperformed the benchmark for the period. The Portfolio gained value from a combination of stock selection and underweight positions in China and Mexico, as well as stock selection in India. This was more than offset, however, by value lost from a combination of stock selection and underweight positions in Taiwan and Russia, along with a combination of stock selection and an overweight position in Turkey.

We continue to view the asset class positively and believe it forms an essential part of global portfolio diversification. Please let us know if we can provide any additional information.

Sincerely,

Brian K. Wolahan

Senior Vice President

This represents the manager’s assessment of the Portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-866-AAM-6161 or visit our website at www.acadian-asset.com.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Diversification does not protect against market loss. Holdings are subject to change.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2016 (Unaudited)

Growth of a $10,000 Investment

(1)

For the year ended 10/31/16. Past performance is not an indication of future performance. Investor Class Shares were offered beginning 6/17/93. Y Class Shares and I Class Shares were offered beginning 10/31/16 and therefore do not have performance history for a full year. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and/or reimbursements, performance would have been lower.

†	The graph is based on Investor Class (formally, Institutional Class) Shares only. Returns for Y Class Shares and I Class Shares would be different due to differences in fee structures.

*	Cumulative inception to date as of 10/31/16.

N/A	— Not available.

(See definition of comparative index on page 2)

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2016

SECTOR WEIGHTINGS† (unaudited)

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 98.2%
	Shares	Value

Argentina — 1.1%
Ternium ADR	476,492	$11,392,924

Brazil — 6.9%
Banco do Brasil	1,710,400	15,721,534
Cia de Saneamento de Minas Gerais	115,100	1,188,501
Cia Energetica de Minas Gerais ADR	413,702	1,249,380
Cosan, Cl A	55,841	496,985
EcoRodovias Infraestrutura e Logistica*	181,900	537,380
EDP - Energias do Brasil	2,031,500	9,731,089
Fibria Celulose	631,300	5,072,946
Fleury	28,100	372,378
JBS	4,462,007	13,587,314
Light	496,800	2,725,240
Magazine Luiza*	10,900	313,136
Magnesita Refratarios*	6,000	42,594
MRV Engenharia e Participacoes	96,800	373,008
Multiplus	162,000	2,204,662
Nova Embrapar Participacoes (A)*	854	—
Porto Seguro	371,000	3,537,983

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2016

COMMON STOCK — continued
	Shares	Value

Brazil — (continued)
Qualicorp	137,300	$887,374
Raia Drogasil	383,300	8,531,787
Seara Alimentos (A)*	911	2
Smiles	380,900	6,968,847
TIM Participacoes	170,400	469,774
Ultrapar Participacoes	37,800	859,500

		74,871,414

Chile — 0.9%
Enersis Americas ADR	746,534	6,472,450
Enersis Chile ADR	724,527	3,600,899

		10,073,349

China — 16.7%
Agricultural Bank of China	43,478,000	18,331,783
Bank of China	73,720,000	33,078,969
BYD Electronic International	286,500	226,081
Changyou.com ADR*	26,036	688,652
China Communications Services	2,568,000	1,526,453
China Construction Bank	43,800,000	32,078,189
China Finance Online ADR*	31,435	123,540
China Petroleum & Chemical	3,684,000	2,683,833
China Sports International*	670,000	3,371
China Telecom	38,942,000	20,134,925
Chongqing Rural Commercial Bank	2,442,000	1,464,152
Harbin Power Equipment	446,000	217,952
Industrial & Commercial Bank of China	10,367,000	6,242,483
NetEase ADR	95,175	24,459,023
New Oriental Education & Technology Group ADR*	148,208	7,429,667
PetroChina	4,980,000	3,428,925
Qingling Motors	228,000	70,556
Semiconductor Manufacturing International*	2,405,000	291,495
Sinopec Shanghai Petrochemical	6,126,000	3,127,948
Tencent Holdings	543,400	14,419,573
Weibo ADR*	135,478	6,233,343
Weiqiao Textile	891,000	599,702
Yirendai ADR*	125,120	3,628,480

		180,489,095

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2016

COMMON STOCK — continued
	Shares	Value

Colombia — 0.2%
Almacenes Exito	198,375	$989,638
Avianca Holdings ADR	114,340	728,346

		1,717,984

Egypt — 0.3%
Commercial International Bank Egypt	419,328	2,440,899
Talaat Moustafa Group	521,702	333,116
Telecom Egypt	282,406	278,591

		3,052,606

Greece — 0.1%
Aegean Marine Petroleum Network	24,152	207,707
Motor Oil Hellas Corinth Refineries	25,046	299,964

		507,671

Hong Kong — 5.5%
Agile Group Holdings	686,000	381,232
China Aoyuan Property Group	1,459,000	344,266
China Foods	902,000	400,085
China High Speed Transmission Equipment Group	720,000	747,336
China Lesso Group Holdings	2,445,000	1,793,819
China Mobile	1,875,000	21,480,585
China Overseas Grand Oceans Group*	389,000	142,949
China Resources Land	208,000	518,689
China Unicom Hong Kong	7,426,000	8,703,746
Future Land Development Holdings	1,724,000	313,432
Geely Automobile Holdings	14,445,000	14,900,297
Hisense Kelon Electrical Holdings, Cl A	98,000	82,767
Kingboard Chemical Holdings	850,000	2,515,295
Longfor Properties	1,207,000	1,602,994
Nexteer Automotive Group	315,000	415,096
Pou Sheng International Holdings	925,000	289,825
Real Nutriceutical Group	885,000	74,173
Skyworth Digital Holdings	3,000,000	1,941,835
TCL Multimedia Technology Holdings*	48,000	24,323
Tianneng Power International	2,886,000	2,604,844
Tonly Electronics Holdings	9,000	4,758
Zhongsheng Group Holdings	330,000	332,317

		59,614,663

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2016

COMMON STOCK — continued
	Shares	Value

Hungary — 0.1%
MOL Hungarian Oil & Gas	11,514	$740,607

India — 11.6%
Amtek Auto*	676,330	443,224
Apollo Tyres	2,552,288	7,696,525
Bharat Petroleum	2,128,255	21,365,180
Bodal Chemicals	157,275	340,707
Chennai Petroleum	139,387	594,132
Geometric	90,946	314,846
HCL Technologies	756,087	8,703,528
Himatsingka Seide	27,088	114,354
Hindalco Industries	1,760,413	3,959,157
Hindustan Petroleum	2,703,217	18,959,704
Housing Development & Infrastructure*	515,398	640,754
Indian Oil	3,050,304	14,815,285
Indraprastha Gas	102,963	1,324,829
ITC	269,522	977,031
JK Tyre & Industries	596,820	1,269,287
JSW Steel	106,180	2,640,397
Karnataka Bank	117,259	215,011
Lakshmi Vilas Bank	21,690	50,283
Manappuram Finance	225,593	347,820
MRF	14,887	10,721,783
Muthoot Finance	67,745	369,524
National Fertilizers	50,707	26,862
NCC	4,436	6,165
Nilkamal	30,379	758,914
OCL India	2,467	35,139
Oil & Natural Gas	1,371,461	5,929,197
Reliance Capital	83,299	648,854
Sarda Energy & Minerals	15,222	62,473
Sasken Communications Technologies	76,232	466,365
Tata Chemicals	44,269	359,753
Tata Consultancy Services	200,044	7,165,615
Tata Motors	1,475,032	11,796,829
Uflex	63,461	303,388
WNS Holdings ADR*	65,101	1,790,277

		125,213,192

Indonesia — 2.6%
Adaro Energy	2,942,400	357,427

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2016

COMMON STOCK — continued
	Shares	Value

Indonesia — (continued)
Bank Negara Indonesia Persero	10,168,800	$4,344,808
Bank Tabungan Negara Persero	6,633,600	971,044
Darma Henwa*	4,122,860	17,695
Indo Tambangraya Megah	155,300	170,499
Matahari Department Store	765,300	1,057,214
Telekomunikasi Indonesia Persero	40,635,500	13,142,383
Telekomunikasi Indonesia Persero ADR	184,408	5,991,416
United Tractors	1,352,900	2,242,218

		28,294,704

Malaysia — 2.7%
JCY International	818,000	102,372
KSL Holdings*	377,300	99,834
Land & General	36,465	3,260
Lingkaran Trans Kota Holdings	39,600	55,695
Petronas Dagangan	5,500	30,627
Press Metal	161,300	167,644
Public Bank	334,700	1,584,539
Selangor Properties	5,400	6,436
Sunway Construction Group	1,020,100	406,095
Tenaga Nasional	7,730,100	26,424,227
Unisem M	569,500	346,180
UOA Development	57,300	35,240

		29,262,149

Mexico — 1.6%
Alpek, Cl A	789,784	1,175,838
Bio Pappel*	15,115	19,832
Cemex ADR*	1,161,598	10,082,671
Controladora Vuela Cia de Aviacion ADR*	59,025	1,127,968
Gruma, Cl B	84,408	1,173,343
Grupo Mexico, Ser B	199,641	490,098
Grupo Simec, Ser B*	50,858	177,805
Industrias Bachoco	67,218	297,024
Industrias CH, Cl B*	64,770	306,014
Industrias Penoles	10,828	261,949
Mexichem	92,798	221,771
OHL Mexico *	1,803,469	2,116,340

		17,450,653

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2016

COMMON STOCK — continued
	Shares	Value

Peru — 0.6%
Credicorp	45,776	$6,805,976
Grana y Montero SA ADR	7,000	58,380

		6,864,356

Philippines — 0.1%
Cebu Air	43,690	94,701
First Gen	969,700	460,314

		555,015

Poland — 2.5%
Asseco Poland	32,968	439,910
CD Projekt*	21,567	219,229
Eurocash	291,061	2,949,745
Polski Koncern Naftowy ORLEN	1,005,248	19,934,568
Polskie Gornictwo Naftowe i Gazownictwo	2,581,720	3,303,443

		26,846,895

Qatar — 0.4%
Barwa Real Estate	387,942	3,403,701
Ooredoo QSC	26,239	698,928
Qatar National Bank SAQ	1,338	58,788
United Development QSC	50,408	275,465

		4,436,882

Russia — 1.5%
Gazprom PJSC ADR	54,088	233,660
Sberbank of Russia PJSC ADR	601,883	5,711,870
Yandex, Cl A*	500,236	9,849,647

		15,795,177

South Africa — 5.5%
Anglo American Platinum*	18,710	440,811
Clicks Group	107,038	996,256
DRDGOLD ADR	29,570	152,877
Exxaro Resources	51,984	382,447
FirstRand	5,606,467	20,091,183
Gold Fields ADR	1,666,418	6,915,635
Harmony Gold Mining ADR	1,222,751	3,876,121
Harmony Gold Mining	87,163	265,747
JSE	29,471	343,740

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2016

COMMON STOCK — continued
	Shares	Value

South Africa — (continued)
Kumba Iron Ore*	33,048	$334,996
Liberty Holdings	184,365	1,585,399
MiX Telematics ADR	3,956	24,883
MMI Holdings	2,796,214	4,688,784
Peregrine Holdings	133,875	258,144
Reunert	50,717	232,075
Sappi*	297,263	1,653,451
Sasol	306,788	8,518,963
Sibanye Gold	491,931	1,340,759
Standard Bank Group	355,722	3,774,142
Telkom	660,239	3,046,146

		58,922,559

South Korea — 19.1%
BNK Financial Group	3	24
CJ	87,162	13,292,348
CJ Hellovision	33,523	239,649
CKH Food & Health*	84,793	157,099
Dongkuk Steel Mill*	35,166	251,394
Dongyang E&P	15,443	180,849
e-LITECOM	17,423	148,002
Hana Financial Group	525,615	15,066,788
Hanwha	283,370	9,249,613
Hanwha Chemical	27,843	658,207
Hite Holdings	10,478	109,427
Husteel	22,760	290,405
Hyosung	5,455	638,820
Hyundai Hy Communications & Network	15,910	51,446
INTOPS	8,242	145,500
Kia Motors	375,459	13,354,758
Korea Electric Power	289,595	12,464,543
Korea Petrochemical Industries	2,321	414,808
KT	437,709	12,355,692
Kwangju Bank	73,625	649,869
LG Display	658,339	15,706,930
LG Electronics	79,479	3,320,163
LG Uplus	143,340	1,478,184
Lotte Chemical	5,325	1,342,594
Poongsan	9,398	285,821
POSCO	1,334	276,302

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2016

COMMON STOCK — continued
	Shares	Value

South Korea — (continued)
Samsung Electronics	43,575	$62,415,927
Seoyon	89,170	865,009
Seoyon E-Hwa	119,199	1,583,417
SK Holdings	17,093	3,338,681
SK Hynix	689,108	24,691,657
SK Innovation	28,587	3,784,951
Woori Bank	693,023	7,570,712

		206,379,589

Taiwan — 8.4%
Acer*	605,000	277,985
Apacer Technology	205,020	215,366
AU Optronics	11,198,000	4,258,132
Cheng Loong	1,863,680	676,198
Coretronic	309,000	320,187
Darwin Precisions	586,000	226,545
First Financial Holding	520,410	272,924
Formosa Petrochemical	601,000	2,009,205
Fubon Financial Holding	10,424,520	14,798,970
Getac Technology	319,000	414,450
Global Brands Manufacture*	389,643	134,583
Global Unichip	23,000	58,670
Hon Hai Precision Industry	6,055,562	16,368,198
Innolux	24,280,640	8,194,211
Inventec	3,192,851	2,499,039
Pegatron	5,396,343	14,535,028
Pou Chen	5,699,270	7,711,601
Powertech Technology	414,000	1,182,014
Realtek Semiconductor	163,000	552,674
Shinkong Synthetic Fibers	649,000	173,163
Sitronix Technology	79,000	292,894
Star Comgistic Capital*	342,000	145,221
Taiwan Business Bank	197,354	49,905
Taiwan Sakura (A)	184,000	250,352
Taiwan Semiconductor Manufacturing	4,000	23,893
Taiwan Surface Mounting Technology	647,829	539,900
Taiwan Union Technology	285,000	315,638
TOPBI International Holdings	51,000	252,919
United Microelectronics	24,805,000	9,235,800
Winbond Electronics	13,969,000	4,391,111
Wistron	372,828	281,179

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2016

COMMON STOCK — continued
	Shares	Value

Taiwan — (continued)
Yuanta Financial Holding	2	$1

		90,657,956

Thailand — 4.9%
Asia Aviation*	1,381,800	278,354
Bangchak Petroleum NVDR	2,847,900	2,461,575
Bangkok Bank NVDR	49,600	226,051
Bangkok Bank	232,500	1,059,611
Big Camera	1,621,200	219,572
Indorama Ventures	575,000	480,570
IRPC NVDR	8,437,400	1,152,390
Krung Thai Bank	5,257,400	2,583,821
Krung Thai Bank NVDR	10,352,900	5,088,074
PTG Energy	1,216,000	998,929
PTT NVDR	1,519,100	15,018,461
PTT Exploration & Production NVDR	380,100	904,160
PTT Global Chemical NVDR	4,277,000	7,332,524
Regional Container Lines NVDR	116,500	16,245
Siam Cement NVDR	67,350	962,212
Srithai Superware NVDR	2,235,400	118,165
Star Petroleum Refining NVDR	3,057,800	1,100,887
Syntec Construction	4,029,200	462,816
Thai Airways International NVDR*	759,800	607,883
Thai Oil NVDR	1,065,700	2,131,552
Thanachart Capital NVDR	2,550,300	2,878,401
Thanachart Capital	3,005,900	3,392,615
Tipco Asphalt NVDR	3,511,000	1,815,818
Tisco Financial Group NVDR	165,300	244,425
TMB Bank NVDR	5,025,200	301,534
Vanachai Group NVDR	1,043,600	447,289

		52,283,934

Turkey — 4.7%
Akbank	300,962	804,381
Alarko Gayrimenkul Yatirim Ortakligi‡	66,476	711,111
Arcelik	43,402	286,705
Dogan Sirketler Grubu Holding*	1,106,919	286,187
Emlak Konut Gayrimenkul Yatirim Ortakligi‡	1,901,289	1,941,690
Eregli Demir ve Celik Fabrikalari	6,752,207	9,165,151
Ipek Dogal Enerji Kaynaklari Arastirma Ve Uretim*	302,419	219,906
Koza Anadolu Metal Madencilik Isletmeleri*	834,501	620,297

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2016

COMMON STOCK — continued
	Shares	Value

Turkey — (continued)
Tekfen Holding	263,390	$668,211
Trakya Cam Sanayii	1,184,044	975,782
Turk Sise ve Cam Fabrikalari	6,143,038	6,452,249
Turkiye Halk Bankasi	1,971,447	5,989,045
Turkiye Is Bankasi, Cl C	5,266,492	8,544,167
Turkiye Vakiflar Bankasi TAO, Cl D	7,272,104	10,763,912
Vestel Beyaz Esya Sanayi ve Ticaret	94,879	393,713
Vestel Elektronik Sanayi ve Ticaret*	972,347	2,064,578
Yapi ve Kredi Bankasi*	450,286	538,437

		50,425,522

United Arab Emirates — 0.2%
Aldar Properties PJSC	2,280,028	1,638,812
Emaar Properties PJSC	311,940	591,955

		2,230,767

TOTAL COMMON STOCK (Cost $937,314,323)		1,058,079,663

PREFERRED STOCK — 2.6%
Brazil — 2.6%
Banco do Estado do Rio Grande do Sul	81,500	351,839
Braskem, Ser A	865,910	7,687,935
Centrais Eletricas Brasileiras, Cl A*	32,900	281,381
Cia de Gas de Sao Paulo, Cl A	2,700	43,985
Cia de Saneamento do Parana	34,200	103,179
Cia Energetica de Minas Gerais	3,127,116	9,551,811
Cia Energetica de Sao Paulo	222,900	1,030,005
Cia Paranaense de Energia, Ser B	303,800	3,488,180
Eletropaulo Metropolitana Eletricidade de Sao Paulo, Cl B	52,600	168,907
Gerdau	410,400	1,419,428
Metalurgica Gerdau, Cl A*	858,000	1,266,034
San Carlos Empreendimentos e Participacoes (A)*	455	—
Telefonica Brasil	217,600	3,136,521

		28,529,205

Colombia — 0.0%
Banco Davivienda	22,803	232,066

TOTAL PREFERRED STOCK (Cost $50,279,841)		28,761,271

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2016

RIGHTS — 0.0%
	Number of Rights	Value

India — 0.0%
Karnataka Bank, Expires 12/23/16*	58,630	$45,913

TOTAL RIGHTS (Cost $48,064)		45,913

WARRANTS — 0.0%
	Number of Warrants
Thailand — 0.0%
Jasmine International, Expires 12/31/20*	1	—

TOTAL WARRANTS (Cost $—)		—

TOTAL INVESTMENTS — 100.8% (Cost $987,642,228)		$1,086,886,847

Percentages are based on Net Assets of $1,077,790,415.

*	Non-income producing security.

‡	Real Estate Investment Trust

(A)	Securities are fair valued using methods determined in good faith by the Fair Value Committee of the Board of Trustees. The total value of such securities as of October 31, 2016 was $250,354 and represented 0.0% of Net Assets.

ADR —	American Depositary Receipt

Cl —	Class

NVDR —	Non-Voting Depositary Receipt

PJSC —	Public Joint Stock Company

Ser —	Series

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2016

The summary of inputs used to value the Portfolio’s net assets as of October 31, 2016 was as follows:

Investments in Securities	Level 1	Level 2		Level 3†		Total
Common Stock
Argentina	$11,392,924	$—		$—		$11,392,924
Brazil	74,871,412	—		2		74,871,414
Chile	10,073,349	—		—		10,073,349
China	180,489,095	—		—		180,489,095
Colombia	1,717,984	—		—		1,717,984
Egypt	3,052,606	—		—		3,052,606
Greece	507,671	—		—		507,671
Hong Kong	59,614,663	—		—		59,614,663
Hungary	—	740,607		—		740,607
India	1,790,277	123,422,915		—		125,213,192
Indonesia	28,294,704	—		—		28,294,704
Malaysia	29,262,149	—		—		29,262,149
Mexico	17,450,653	—		—		17,450,653
Peru	6,864,356	—		—		6,864,356
Philippines	—	555,015		—		555,015
Poland	26,846,895	—		—		26,846,895
Qatar	4,436,882	—		—		4,436,882
Russia	15,795,177	—		—		15,795,177
South Africa	58,922,559	—		—		58,922,559
South Korea	206,379,589	—		—		206,379,589
Taiwan	90,407,604	—		250,352		90,657,956
Thailand	52,283,934	—		—		52,283,934
Turkey	50,425,522	—		—		50,425,522
United Arab Emirates	2,230,767	—		—		2,230,767

Total Common Stock	933,110,772	124,718,537		250,354		1,058,079,663
Preferred Stock
Brazil	28,529,205	—		—	^	28,529,205
Colombia	232,066	—		—		232,066

Total Preferred Stock	28,761,271	—		—		28,761,271
Rights	—	45,913		—		45,913
Warrants	—	—	^	—		—

Total Investments in Securities	$961,872,043	$124,764,450		$250,354		$1,086,886,847

†	A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Portfolio has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

^	Represents security in which the fair value is $0 or has been rounded to $0.

Changes in the classifications between Levels 1 and 2 occurred throughout the year when foreign equity securities were fair valued using other observable market based inputs provided by MarkIt in place of the closing exchange price due to events occurring after the close of the exchange or market on which the

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2016

investment was principally traded. As of October 31, 2016, securities with a total value $124,718,537 were classified as Level 2 due to the application of the fair value provided by MarkIt. There were no other significant transfers between Level 1 and Level 2 assets for the year ended October 31, 2016. All other transfers were considered to have occurred as of the end of the year.

For the year ended October 31, 2016, there were transfers between Level 1 and Level 3 assets and liabilities. Changes in the classifications between Levels 1 and 3 are due to the availability of observable inputs to determine fair value. For the year ended October 31, 2016, securities with a total market value of $250,352 were transferred between Level 1 and Level 3. Transfers, if any, between levels are considered to have occurred as of the end of the year.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2016

STATEMENT OF ASSETS AND LIABILITIES
Assets
Investments, at Value (Cost $987,642,228)	$1,086,886,847
Foreign Currency, at Value (Cost 1,217,972)	1,223,999
Dividends and Interest Receivable	873,958
Receivable for Investment Securities Sold	543,074
Receivable for Capital Shares Sold	385,992
Reclaim Receivable	46,639
Prepaid Expenses	53,711

Total Assets	1,090,014,220

Liabilities
Payable for Capital Shares Redeemed	8,444,561
Payable to Adviser	928,980
Accrued Foreign Capital Gains Tax on Appreciated Securities	604,772
Payable to Custodian	603,186
Payable for Investment Securities Purchased	530,116
Payable to Administrator	75,274
Payable to Trustees	3,938
Chief Compliance Officer Fees Payable	2,079
Accrued Expenses	1,030,899

Total Liabilities	12,223,805

Net Assets	$1,077,790,415

Net Assets Consist of:
Paid-in Capital	$1,184,322,865
Undistributed Net Investment Income	19,655,751
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	(224,886,257)
Net Unrealized Appreciation on Investments	99,244,619
Net Unrealized Appreciation on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	58,209
Accumulated Foreign Capital Gains Tax on Appreciated Securities	(604,772)

Net Assets	$1,077,790,415

Investor Class Shares:
Net Assets	$1,077,790,135
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	61,874,098

Net Asset Value, Redemption and Offering Price Per Share*	$17.42

Y Class Shares:
Net Assets	$140
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	8

Net Asset Value, Redemption and Offering Price Per Share*	$17.42	**

I Class Shares:
Net Assets	$140
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	8

Net Asset Value, Redemption and Offering Price Per Share*	$17.42	**

*	Redemption price per share may vary depending upon the length of time shares are held.
**	Net asset value per share does not reconcile due to rounding.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
FOR THE YEAR ENDED
OCTOBER 31, 2016

STATEMENT OF OPERATIONS
Investment Income:
Dividends	$40,787,205
Interest	6,003
Less: Foreign Taxes Withheld	(4,511,282)

Total Income	36,281,926

Expenses:
Investment Advisory Fees	13,028,557
Shareholder Servicing Fees — Investor Class	4,511,934
Administration Fees	971,350
Trustees’ Fees	14,746
Chief Compliance Officer Fees	6,279
Custodian Fees	975,695
Printing Fees	311,733
Transfer Agent Fees	170,162
Interest Expense	80,601
Filing and Registration Fees	58,291
Legal Fees	38,921
Audit Fees	22,294
Other Expenses	81,590

Total Expenses	20,272,153

Less:
Fees Paid Indirectly	(651)

Net Expenses	20,271,502

Net Investment Income	16,010,424

Net Realized Loss on:
Investments	(76,039,896)
Foreign Currency Transactions	(933,860)

Net Realized Loss	(76,973,756)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	145,804,707
Foreign Capital Gains Tax on Appreciated Securities	(42,104)
Foreign Currencies and Translation of other Assets and Liabilities Denominated in Foreign Currencies	347,402

Net Change in Unrealized Appreciation	146,110,005

Net Realized and Unrealized Gain	69,136,249

Net Increase in Net Assets Resulting from Operations	$85,146,673

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO*

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net Investment Income	$16,010,424	$18,827,736
Net Realized Loss on Investments and Foreign Currency Transactions	(76,973,756)	(62,722,286)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Foreign Capital Gains Tax on Appreciated Securities, and Foreign Currencies and Translation of other Assets and Liabilities Denominated in Foreign Currencies	146,110,005	(243,384,241)

Net Increase (Decrease) in Net Assets Resulting from Operations	85,146,673	(287,278,791)

Dividends and Distributions:
Net Investment Income:
Investor Class Shares	(18,165,966)	(19,763,239)

Total Dividends and Distributions	(18,165,966)	(19,763,239)

Capital Share Transactions(1):
Investor Class Shares:
Issued	592,391,577	849,328,505
Reinvestment of Distributions	16,874,296	17,781,099
Redemption Fees — (See Note 2)	34,354	70,621
Redeemed	(1,186,063,557)	(660,576,832)

Increase (Decrease) in Net Assets derived from Investor Class Transactions	(576,763,330)	206,603,393

Y Class Shares:
Issued	140	—

Increase in Net Assets derived from Y Class Transactions	140	—

I Class Shares:
Issued	140	—

Increase in Net Assets derived from I Class Transactions	140	—

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(576,763,050)	206,603,393

Total Decrease in Net Assets	(509,782,343)	(100,438,637)

Net Assets:
Beginning of Year	1,587,572,758	1,688,011,395

End of Year (including Undistributed Net Investment Income of $19,655,751 and $15,891,341, respectively)	$1,077,790,415	$1,587,572,758

*	Y Class Shares and I Class Shares commenced operations on October 31, 2016.

(1)	See Note 7 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO‡

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year
	Years Ended October 31,
Investor Class Shares	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$16 .12	$19.30	$19.15	$18.02	$17.56

Income from Operations:
Net Investment Income*	0.19	0.20	0.27	0.25	0.36
Net Realized and Unrealized Gain (Loss)	1.30	(3.17)	0.09	1.20	0.43

Total from Operations	1.49	(2.97)	0.36	1.45	0.79

Redemption Fees	0.00 ^	0.00 ^	0.00 ^	0.00 ^	0.00 ^
Dividends and Distributions from:
Net Investment Income	(0.19)	(0.21)	(0.21)	(0.32)	(0.33)

Total Dividends and Distributions	(0.19)	(0.21)	(0.21)	(0.32)	(0.33)

Net Asset Value, End of Year	$17.42	$16.12	$19.30	$19.15	$18.02

Total Return†	9.43%	(15.51)%	1.95%	8.05%	4.74%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$1,077,790	$1,587,573	$1,688,011	$1,346,635	$820,947
Ratio of Expenses to Average Net Assets(1)	1.56%	1.51%	1.50%	1.48%	1.31%
Ratio of Net Investment Income to Average Net Assets	1.23%	1.10%	1.41%	1.35%	2.04%
Portfolio Turnover Rate	31%	32%	37%	45%	44%

*	Per share amounts for the period are based on average outstanding shares.

^	Amount was less than $0.01 per share.

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

‡	Y Class Shares and I Class Shares commenced operations on October 31, 2016 and did not incur any expenses or receive any income during the period. Each class had $140 in net assets with a net asset value of $17.42 at the end of the period.

(1)	The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been the same as the ratio reported.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2016

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 56 funds. The financial statements herein are those of the Acadian Emerging Markets Portfolio (“Portfolio”), a non-diversified portfolio. The investment objective of the Portfolio is to seek long-term capital appreciation by investing primarily in common stocks of emerging country issuers. The financial statements of the remaining funds are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Portfolio.

Use of Estimates — The Portfolio is an investment company in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Therefore, the Portfolio follows the accounting and reporting guidance for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2016

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Portfolio’s Board of Trustees (the “Board”). The Portfolio’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Portfolio calculates its net asset values. The closing prices of such securities may no longer reflect their market value at the time the Portfolio calculates its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Emerging Markets Portfolio calculates its net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If Acadian Asset Management LLC (the “Adviser”) of the Portfolio becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Portfolio calculates its net asset value, it may request that a Committee meeting be called. As of October 31, 2016, the total market value of securities in the Portfolio, valued in accordance with fair value procedures, was $250,354 or 0.0% of Net Assets.

The Portfolio uses MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities in the Portfolio based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. markets that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2016

the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Portfolio values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts SEI Investments Global Fund Services (the “Administrator”) and may request that a meeting of the Committee be held.

If a local market in which the Portfolio own securities is closed for one or more days, the Portfolio shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Portfolio discloses fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Portfolio has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2016

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended October 31, 2016, there have been no significant changes to the Portfolio’s fair value methodologies.

For details of the investment classification, refer to the Schedule of Investments.

Federal Income Taxes — It is the Portfolio’s intention to continue to qualify as regulated investment companies for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended and by distributing to shareholders all of their net investment income and realized gains. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Portfolio evaluates tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Portfolio did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends and current tax year, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2016, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2016, the Portfolio did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend if such information is obtained subsequent to the ex-dividend date.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2016

Interest income is recognized on an accrual basis from settlement date. Discounts and premiums on securities purchased are accreted and amortized using the scientific interest method, which approximates the effective interest method.

Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Portfolio does not isolate that portion of realized or unrealized gains and losses resulting from changes in foreign exchange rates from fluctuations arising from changes in the market prices of securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid.

Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio recognizes realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized gains (loss) during the period are presented on the Statement of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. As of October 31, 2016, the Portfolio had no open forward foreign currency contracts.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a particular fund are

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2016

apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses) and non-class specific expenses are allocated to the respective class on the basis of relative net assets.

Dividends and Distributions to Shareholders — The Portfolio distributes substantially all of its net investment income, if any, annually. Any net realized capital gains will be distributed at least annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Portfolio retains a redemption fee of 2.00% on redemptions of capital shares held for less than 90 days. The redemption fee is recorded as an increase to paid-in capital. The redemption fees retained by the Portfolio are reported on the Statements of Changes in Net Assets.

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of the Administrator and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the CCO as described below, for serving as officers of the Trust.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, who are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administrative Services, Distribution Agreements, Shareholder Servicing, and Custodian Agreement:

The Portfolio and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Portfolio. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Portfolio. For the year ended October 31, 2016, the Portfolio paid $971,350 for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Portfolio has adopted a shareholder servicing plan under which a shareholder servicing fee of up to 0.25% of average daily net assets of the Investor Class Shares and 0.10% of average daily net assets of the Y Class Shares will be paid to financial

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2016

intermediaries. Certain brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the Portfolio for providing a variety of services, including record keeping and transaction processing. Such fees are paid by the Portfolio to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Portfolio’s transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been registered directly through the transfer agent. All fees in excess of this amount are paid by the Adviser, an affiliate of Old Mutual (US) Holdings, Inc. These fees are disclosed on the Statement of Operations as Shareholder Servicing Fees.

DST Systems, Inc. (the “Transfer Agent”) serves as the transfer agent and dividend disbursing agent for the Portfolio under a transfer agency agreement.

For the year ended October 31, 2016, the Portfolio earned cash management credits of $651, which were used to offset transfer agent expenses. This amount is labeled as “Fees Paid Indirectly” on the Statement of Operations.

MUFG Union Bank, N.A. serves as custodian (the “Custodian”) for the Portfolio. The Custodian plays no role in determining the investment policies of the Portfolio or which securities are to be purchased or sold by the Portfolio.

5. Investment Advisory Agreement:

Under the terms of the investment advisory agreement the Adviser provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 1.00% of the Portfolio’s average daily net assets.

The Adviser has voluntarily agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual fund operating expenses from exceeding 2.50% of the Portfolio’s average daily net assets. The Adviser intends to continue these voluntary fee reductions and expense limitations until further notice, but may discontinue all or part of these fee reductions or expense reimbursements at any time.

6. Investment Transactions:

For the year ended October 31, 2016, the Portfolio made purchases of $402,438,558 and sales of $967,429,965 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2016

7. Share Transactions:

	Year Ended October 31, 2016	Year Ended October 31, 2015
Investor Class Shares:
Issued	39,634,781	49,201,059
Reinvestment of Distributions	1,130,985	973,773
Redeemed	(77,374,905)	(39,150,619)

Net Increase (Decrease) in Shares Outstanding from Investor Class Share Transactions	(36,609,139)	11,024,213

Y Class Shares:*
Issued	8	—
Reinvestment of Distributions	—	—
Redeemed	—	—

Net Increase in Shares Outstanding from Y Class Share Transactions	8	—

I Class Shares:*
Issued	8	—
Reinvestment of Distributions	—	—
Redeemed	—	—

Net Increase in Shares Outstanding from I Class Share Transactions	8	—

Net Increase (Decrease) in Shares Outstanding from Share Transactions	(36,609,123)	11,024,213

*	Y Class Shares and I Class Shares commenced operations on October 31, 2016.

8. Line of Credit:

The Portfolio entered into an agreement which enables it to participate in a $25 million unsecured committed revolving line of credit with MUFG Union Bank N.A., which is set to expire April 14, 2017. The proceeds from the borrowings shall be used to finance the Portfolio’s short term general working capital requirements, including the funding of shareholder redemptions. Interest is charged to the Portfolio based on their borrowings at the current reference rate. For the year ended October 31, 2016, the Portfolio had average borrowings of $9,679,507 over a period of 83 days at a weighted average interest rate of 3.500%. Interest accrued on the borrowings during the October 31, 2016 was $80,601. As of October 31, 2016, the Portfolio had no borrowings outstanding.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2016

9. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income, accumulated net realized loss and paid-in capital. These differences are due to foreign currency gains and losses, sale of passive foreign investment companies (PFIC) and REIT adjustments. Permanent book and tax differences resulted in the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$5,919,952	$(5,919,952)

The tax character of dividends and distributions declared during the last two fiscal years were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2016	$18,165,966	$—	$18,165,966
2015	19,763,239	—	19,763,239

As of October 31, 2016, the components of Accumulated Losses on a tax basis were as follows:

Undistributed Ordinary Income	$19,995,677
Capital Loss Carryforwards	(224,308,362)
Net Unrealized Appreciation	97,780,235

Total Accumulated Losses	$(106,532,450)

For Federal income tax purposes, capital losses incurred may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, the Portfolio is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2016

their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The capital loss carryforwards are noted below:

Pre- Enactment	Post Enactment
Expires 10/31/17	Short-Term Loss	Long-Term Loss	Total Capital Loss Carryforwards
$27,553,569	$141,651,104	$55,103,689	$224,308,362

During the year ended October 31, 2016 the Portfolio and did not utilize capital loss carryforwards to offset capital gains.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Portfolio at October 31, 2016, were as follows:

Federal Tax Cost	Aggregated Gross Unrealized Appreciation	Aggregated Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$988,560,049	$207,585,775	$(109,258,977)	$98,326,798

10. Concentration of Risk:

When the Portfolio invests in foreign securities, they will be subject to risks not typically associated with domestic securities. Although ADRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Portfolio to sell their securities and could impact their net asset value. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

The Portfolio may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains realized and unrealized or repatriated. The Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned/recognized.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2016

At October 31, 2016, the net assets of the Portfolio were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

11. Other:

As of October 31, 2016, 68% of the Portfolio’s Investor Class Shares outstanding were held by three record shareholders, 71% of the Portfolio’s Y Class Shares outstanding were held by one record shareholder, and 71% of the Portfolio’s I Class Shares were held by one record shareholder. These shareholders were comprised of omnibus accounts that were held on behalf of various shareholders.

In the normal course of business, the Portfolio enters into contracts that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be established; however, based on experience, the risk of loss from such potential claims is considered remote.

12. Loans of Fund Securities:

The Portfolio may lend fund securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments. It’s the Portfolio’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Portfolio if and to the extent the market value of the securities loans were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Portfolio could also experience delays and costs in gaining access to the collateral. The Portfolio bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

During the year and as of October 31, 2016, there were no securities on loan.

13. Regulatory Matters:

In October 2016, the Securities and Exchange Commission (the “SEC”) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule which introduces two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contains amendments to Regulation S-X

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2016

which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Portfolio’s current financial statement presentation and expects that the Portfolio will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

14. Subsequent Events:

The Portfolio has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund and Shareholders of

Acadian Emerging Markets Portfolio:

We have audited the accompanying statement of assets and liabilities of Acadian Emerging Markets Portfolio, a series of shares of beneficial interest in The Advisors’ Inner Circle Fund, (the “Fund”) including the schedule of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 2013 were audited by other auditors whose report dated December 24, 2013, expressed an unqualified opinion on such financial highlights. The financial highlights for the year ended October 31, 2012 were audited by other auditors whose report dated December 21, 2012, expressed an unqualified opinion on such financial statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Acadian Emerging Markets Portfolio as of October 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania

December 22, 2016

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2016

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for Portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns. Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio. The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2016 to October 31, 2016). The table below illustrates your Portfolio’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses that your Portfolio incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Portfolio, and the “Ending Account Value” number is derived from deducting that expense cost from the Portfolio’s/Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Portfolio, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Portfolio’s costs with those of other mutual funds. It assumes that the Portfolio had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Portfolio’s comparative cost by comparing the hypothetical result for your Portfolio in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Portfolio’s actual return — the account values shown do not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2016

	Beginning Account Value 05/01/16	Ending Account Value 10/31/16	Annualized Expense Ratios	Expenses Paid During Period*
Investor Class Shares‡
Actual Fund Return	$1,000.00	$1,121.00	1.53%	$8.16
Hypothetical 5% Return	1,000.00	1,017.44	1.53	7.76

*	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366.

‡	I Class and Y Class shares commenced operations on October 31, 2016 and did not incur any expenses during the period.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2016

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Messrs. Nesher and Doran are Trustees

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation in the Past Five Years
INTERESTED TRUSTEES2 3

ROBERT A. NESHER (Born: 1946)	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.

WILLIAM M. DORAN (Born: 1940)	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT TRUSTEES[3]

JOHN K. DARR (Born: 1944)	Trustee (Since 2008)	Retired. Chief Executive Officer, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.

JOSEPH T. GRAUSE, JR. (Born: 1952)	Trustee (Since 2011)	Self-Employed Consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.
1	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
2	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
3	Trustees oversee 56 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2016

who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-226-6161. The following chart lists Trustees and Officers as of October 31, 2016.

Other Directorships Held in the Past Five Years[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of Federal Home Loan Bank of Pittsburgh, Meals on Wheels, Lewes/Rehoboth Beach and West Rehoboth Land Trust.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.
4	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2016

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited) (continued)
Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years
INDEPENDENT TRUSTEES[2] (continued)

MITCHELL A. JOHNSON (Born: 1942)	Trustee (Since 2005)	Retired. Private investor since 1994.

BETTY L. KRIKORIAN (Born: 1943)	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.

BRUCE R. SPECA (Born: 1956)	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.

GEORGE J. SULLIVAN, JR. (Born: 1942)	Trustee Lead Independent Trustee (Since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.
OFFICERS

MICHAEL BEATTIE (Born: 1965)	President (Since 2011)	Director of Client Service, SEI Investments Company, since 2004.

STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.
1	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
2	Trustees oversee 56 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2016

Other Directorships Held in the Past Five Years[3]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

None.

None.
3	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2016

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited) (concluded)
Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years
OFFICERS (continued)

DIANNE M. DESCOTEAUX (Born: 1977)	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.

RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. until 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016.

LISA WHITTAKER (Born: 1978)	Vice President and Assistant Secretary (Since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).

JOHN Y. KIM (Born: 1981)	Vice President and Secretary (Since 2014)	Attorney, SEI Investments Company (2014-present). Associate Stradley Ronon Stevens & Young (2009-2014).

BRIDGET E. SUDALL (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (Since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners from April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners from 2007 to 2011.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2016

Other Directorships Held in the Past Five Years

None.

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2016

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on May 17, 2016 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2016

the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods, including since its inception, and information regarding the

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2016

Fund’s performance since the Agreement was last renewed. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2016

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2016

NOTICE TO SHAREHOLDERS (Unaudited)

Return of Capital	Long-Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Rec. Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividend (4)	Short Term Capital Gain Dividends (5)	Foreign Tax Credit (6)
0.00%	0.00%	100.00%	100.00%	0.00%	99.55%	0.00%	0.00%	0.00%	19.86%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividend received deduction and are reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned Portfolios to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Portfolio who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividend” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(6)	The percentage in this column represents the amount of “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the fiscal year ended October 31, 2016 amounting to $4,503,060 are expected to be passed through to the shareholders as foreign tax credits on Form 1099-DIV for the year ending December 31, 2016, which shareholders of this Portfolio will receive in late January, 2017. In addition, for the year ended October 31, 2016, gross foreign source income amounted to $41,287,962 for the Portfolio.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2016. Complete information will be computed and reported in conjunction with your 2016 Form 1099-DIV.

Acadian Funds

P.O. Box 219009

Kansas City, MO 64121

1-866-AAM-6161

Adviser:

Acadian Asset Management LLC

260 Franklin Street

Boston, MA 02110

Distributor:

SEI Investments Distribution Co.

1 Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

1 Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds described.

ACA-AR-001-1500

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

	2016			2015
	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a) Audit Fees(1)	$49,000	N/A	N/A	$116,100	$0	$0
(b) Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c) Tax Fees	$25,000	$0	$110,000	$25,000	$0	$0
(d) All Other Fees	$0	$0	$0	$0	$0	$4,000

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

	2016			2015
	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a) Audit Fees(1)	$725,065	N/A	N/A	$723,360	N/A	N/A
(b) Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c) Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d) All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

	2016			2015
	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a) Audit Fees(1)	$160,000	N/A	N/A	$130,000	N/A	N/A
(b) Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c) Tax Fees	$82,450	N/A	N/A	$72,450	N/A	N/A
(d) All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

	2016			2015
	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a) Audit Fees(1)	$141,000	N/A	N/A	$110,000	N/A	N/A
(b) Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c) Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d) All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2016	2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2016	2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2016	2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2016	2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $135,000 and $29,000 for 2016 and 2015, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $62,500 and $55,300 for 2016 and 2015, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $82,450 and $72,450 for 2016 and 2015, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2016 and 2015, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 6, 2017

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller and Chief Financial Officer

Date: January 6, 2017

*	Print the name and title of each signing officer under his or her signature.